UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

SOHO HOUSE & CO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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1. Will anything change for me as a member?

Not at all. In fact, becoming a private company means we can focus even more on what you love — better events, beautiful spaces, more food and beverage choices, and an even warmer welcome whenever you visit.

2. Does this mean membership prices will go up?

Becoming a private company doesn’t change our approach to membership pricing. Any future updates to membership fees will always be communicated well in advance and will reflect more value to your membership — whether that’s new Houses, refreshed spaces, new facilities such as Soho Health Clubs, or unique events and experiences you can’t get anywhere else.

3. What does going private mean for new Houses and events?

It gives us more freedom to invest in our existing Houses to make them the best they can be, and open new Houses in creative cities we know you’ll love, while continuing to host the kind of events and experiences that make being a member feel special. We want to take the best of what we’ve built over the last few years and make it even better for members around the world.

4. Does this mean you will accept less members from now on?

Being public or private has never changed our approach to accepting new members. We only accept members when we have capacity in our Houses.

5. Is this happening because the company is struggling?

No. We’ve built a really strong business in recent years - operationally and financially - and our new partners believe deeply in the Soho House brand and our plans for the future. It will give us the opportunity to focus even more on what matters most; looking after our members and creating spaces you love to spend time in.

6. Why go private now?

Going private will give us the control and flexibility to build on the strong position the company is in today; 46 Houses around the world, incredible member events and experiences, a positive trajectory of financial performance, and a back of house systems transformation that sets us up for long term operational success.

7. I bought shares at $14 and you’re selling at $9 - how can that be a good idea?

The management team has driven the growth and success of the business but that has not been reflected in the share price, which has been impacted by challenging economic conditions and global uncertainty. The offer price of $9 is at an 83% premium to the share price in December 2024 before we announced we had received a takeover offer, and the Board believes the offer gives certainty and fair value to shareholders in the business.

8. I’m a shareholder - do I need to do anything? What happens next?

You don’t need to do anything for the moment. The company will prepare a draft proxy, and once the proxy is approved by the SEC then the proposal will go to a shareholder vote at which point you will be able to vote. If the proposed ‘take private’ transaction is approved by a vote of the ‘majority of the minority’ of the company’s shareholders - which includes all public shareholders, and excludes controlling shareholders and their affiliates - then all your shares in the company will be automatically purchased at the offer price of $9 per share.

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Cautionary Note Regarding Forward-Looking Statements:

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance for the remainder of fiscal year 2025, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our annual report on form 10-K for the fiscal year ended December 29, 2024 and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

In connection with the proposed transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the proposed transaction and other related matters. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at www.sohohouseco.com or by contacting the Company by submitting a message at ir@sohohouseco.com.

Participants in the Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the proposed transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 28, 2025 (and which is available at https://www.sec.gov/ix? doc=/Archives/edgar/data/0001846510/000114036125016070/ny20041589x1_def14a.htm. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended December 29, 2024, which was filed with the SEC on March 31, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001846510/000095017025047906/ shco-20241229.htm), and in the sections entitled “Executive and Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” included in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 28, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001846510/000114036125016070/ny20041589x1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov